INVESTOR PRESENTATION
AUGUST 2017



Verve Mountain View | Mountain View, CA





UDR, Inc. (NYSE: UDR) has a demonstrated history of successfully managing, buying, selling, developing and redeveloping attractive multifamily real estate properties in top-tier U.S. markets.

- S&P 500 Company
- ~$16.2 Billion Enterprise Value
- 2017 Annualized Declared Dividend of $1.24; ~3.2% as of End of July 2017.

Chief Financial Officer:
Joe Fisher | 720-283-6139

Investor Relations:
Chris Van Ens| 720-348-7762

TABLE OF CONTENTS



Fiori on Vitruvian Park | Addison, TX

UDR AT A GLANCE

UDR is a multifamily REIT that owns, operates, develops and redevelops a diversified portfolio of apartment homes across various top-tier U.S. markets.

UDR AT A GLANCE[1]

- Established in **1972** • **20** Markets • **167** Communities • **50,338** Homes
- Same-Store ("SS") Revenue per Occupied Home: **$2,056**
- Total Portfolio Revenue per Occupied Home (inclusive of JVs): **$2,141**
- **$16.2** Billion Enterprise Value[2] • **S&P 500** Company • **Investment Grade Rated**
- **$967** Million Development Pipeline (6% of Enterprise Value, 69% of Dev. is funded)
- **179** Consecutive Quarters Paying a Dividend • **3.2%** Dividend Yield[2]
- Avg. Age of Communities: **16** years • # of UDR Associates: ~**1,600**

UDR'S MARKET COMPOSITION[1]


> 5.0% of Total Portfolio NOI
2.5%-5.0% Total NOI
< 2.5% Total NOI
Seattle
Portland
San Francisco
Monterey Peninsula
Los Angeles
Inland Empire
Orange County
San Diego
West Coast:
% of SS NOI: 40%
% of Total NOI: 43%
Development: $570M
Denver
Dallas
Austin
Southwest:
% of SS NOI: 4%
% of Total NOI: 6%
Development: $30M
Nashville
Orlando
Tampa
Southeast:
% of SS NOI: 13%
% of Total NOI: 10%
Philadelphia
Metro Washington, D.C.
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 26%
% of Total NOI: 22%
Boston
New York
Northeast
% of SS NOI: 17%
% of Total NOI: 19%
Development: $367M

(1) As of June 30, 2017. Development includes wholly-owned homes and MetLife joint ventures at UDR's pro-rata ownership interest.
(2) As of July 31, 2017.
Source: Company documents.

WHY INVEST IN UDR?

UDR's core objective is to grow **high-quality and predictable Adjusted Funds From Operations ("AFFO"), dividend and net asset value ("NAV") per share.** The attributes below aid us in executing this objective, which over time, should drive **above-average total shareholder return ("TSR").**

OPERATING EXCELLENCE

- Generate above-peer median SS growth and continually enhance operating margins via revenue-generating/expense-reducing initiatives.

PORTFOLIO DIVERSIFICATION

- Diversified portfolio reduces market-concentration risk/SS growth volatility and appeals to a wide renter/investor audience.


Better SS Growth + Lower SS Volatility = Full-Cycle Investment
Operating Excellence
Portfolio Diversification
AFFO/sh Growth
NAV/sh Growth
Dividend/sh Growth
Total Shareholder Return
Balance Sheet Strength
Accretive Capital Allocation

BALANCE SHEET STRENGTH

- Maintain a safe and liquid balance sheet that can fully fund our internal and external needs throughout the real estate cycle.

ACCRETIVE CAPITAL ALLOCATION

- Invest in accretive internal and external opportunities that better position our portfolio to maximize long-term returns.

UDR'S EXECUTION OVER TIME

We have executed well on our core objective of driving accretive growth by generating strong AFFO, dividend and NAV per share growth since the publication of our initial Strategic Outlook in February 2013.

UDR Per Share Growth (indexed at 100 at YE 2012)[(1)]


AFFO/sh Growth
Dividend/sh Growth
NAV/sh Growth
7.7% AFFO/sh CAGR
7.1% Dividend/sh growth CAGR
9.3% NAV/sh CAGR
146
144
141
150
140
130
120
110
100
90
2012
2013
2014
2015
2016
2017E

This has translated into robust, relative total shareholder return.[(2)]

(Indexed at 100 in February 2013)


UDR
NAREIT Equity Index
S&P 500
15.8% UDR TSR CAGR
14.0% S&P 500 Index TSR CAGR
9.2% NAREIT Equity Index TSR CAGR
192
179
148
210
190
170
150
130
110
90
2013
2014
2015
2016
2017

(1) 2017 AFFO/sh estimate represents mid-point of UDR's guidance.
(2) Data as of July 31, 2017.
Source: Company documents and forecasts, Green Street Advisors and NAREIT.

UDR IS A FULL-CYCLE INVESTMENT

Best-in-Class Operating Platform + Our Diversified Portfolio = Better Long-Term, Risk-Adjusted Same-Store Growth

Full-cycle investments generate better-than-median risk-adjusted growth versus peers over multiple cycles. Our best-in-class operating platform drives our long-term, same-store growth alpha.

SS Revenue Growth (indexed at 100 in 2000)(1)



UDR
Peer Median
Annual compounded SS revenue growth **35 bps** above our peer group median.
162
153
170
160
150
140
130
120
110
100
90
2000
2004
2008
2012
2016

SS NOI Growth (indexed at 100 in 2000)(1)



UDR
Peer Median
Annual compounded SS NOI growth **75 bps** above our peer group median.
168
149
170
160
150
140
130
120
110
100
90
2000
2004
2008
2012
2016

...While our diversified portfolio contributes to lower long-term, same-store growth volatility.

SS Growth Volatility Since 2000(2)



UDR Coefficient of Variation
Peer Median Coefficient of Variation
2.0
1.5
1.0
0.5
0.9
1.1
1.2
1.7
SS Revenue
SS NOI
Higher Volatility
Lower Volatility

(1) Peer average includes AIV, AVB, CPT, EQR, ESS and MAA.
(2) As measured by same-store growth coefficients of variation (mean divided by standard deviation) from 2000-2016.
Source: Company/Peer REIT documents and forecasts and SNL.

The strength of UDR's best-in-class operating platform is founded on our in-depth market knowledge, our overall operating acumen and continuously innovating to drive results. "Winning" markets is a good gauge of an operator's expertise. We "win" more than our fair share of markets.

% of UDR's Markets Where UDR Produced the Highest SS Revenue Growth[1]

UDR has, on average, annually **"won" 17% more markets than peers** since 2008.


60%
50%
40%
30%
20%
10%
0%
49%
44%
34%
29%
31%
40%
32%
21%
36%
38%
14%
18%
12%
23%
20%
15%
20%
20%
22%
25%
2008
2009
2010
2011
2012
2013
2014
2015
2016
YTD 2017
UDR
Peer Avg.

Expense growth management also contributes meaningfully to NOI growth. We have tracked in-line with peer-median expense growth over time. But, have limited our controllable expense[2] growth to 1% annually since 2011.

YOY SS Expense Growth (indexed to 100 in 2011)[3]


120
115
110
105
100
Annual Expense CAGRs
UDR: 3.0%
Peer Median.: 2.9%
UDR Controllable: 1.2%
Real Estate taxes have grown considerably as valuations have increased.
119
118
107
2011
2012
2013
2014
2015
2016
2017E
UDR
Peer Median
UDR Controllable

(1) Winning a market is defined as ranking first among MF peers in year-over-year same-store revenue growth in a quarter.
(2) Controllable expenses include Personnel, Repair and Maintenance, Utilities and Advertising and Marketing cost.
(3) Peer average includes AIV, AVB, CPT, EQR, ESS and MAA. As measured from 2011–2017E.
Source: Company and Peer REIT documents and SNL.

Market revenue and expense growth act as governors on how quickly we can grow same-store NOI. **Beating the market** demands continuous innovation by implementing revenue-enhancing or expense-constraining initiatives. On average, ~80 bps of our annual incremental NOI growth since year-end 2013 has been generated by growth/efficiency initiatives, resulting in over $13 million of incremental run-rate NOI.


YOY SS NOI Growth
Est. UDR NOI Growth excl. Op. Initiatives
Est. Incremental UDR NOI Growth from Op. Initiatives
5.2%
1.2%
4.0%
5.2%
6.7%
0.7%
6.0%
6.2%
6.5%
0.6%
5.9%
5.0%
4.5%
0.9%
3.6%
3.6%
22.4%
3.0%
19.4%
17.2%
2014
2015
2016
YTD 2017
Cumulative
UDR
Peer Median

Our initiatives have contributed an incremental ~100 bps to our same-store margin since year-end 2013. **We have a culture of innovation that results in consistent margin expansion**.


UDR SS Operating Margin
Rolling 4Q SS Operating Margin
Est. Rolling 4Q SS Op. Margin - Excl. Op. Initiatives
100 bps of margin expansion has come from operating initiatives.
71.5%
70.5%
2013
2014
2014
2015
2015
2016
2016
2017E

Source: Company documents.

PORTFOLIO DIVERSIFICATION

Our diversified portfolio is a differentiating factor versus peers, appeals to a wide renter and investor audience, lessens market-concentration risk and reduces volatility in our long-term, same-store growth. Diversification is a key component of being a full-cycle investment.

% of SS Revenue in Five Largest Markets(1)



EQR
ESS
Peer Avg.
AIV
AVB
UDR
CPT
MAA
84%
82%
65%
63%
62%
62%
53%
44%
More Diversification
30%
55%
80%
105%

Portfolio-Wide Rental Rate Differential(1,2)



UDR
AIV
Peer Avg.
EQR
ESS
AVB
CPT
MAA
85%
75%
47%
45%
44%
41%
39%
35%
More Diversification
15%
35%
55%
75%
95%

UDR's Diversified Portfolio(1)

Markets: 20	**Communities:** 167	**Total Homes:** 50,338	**SS Homes:** 36,540
SS Rev. per Occupied Home: $2,056		**Total Rev. per Occupied Home:** $2,141	
A/B and Urban/Suburban Mix: ~50%/50%			

UDR'S FIVE LARGEST SAME-STORE MARKETS(1)

MARKET	% OF SS REV	# OF SS HOMES	SS REV. / OCCUP. HOME	A / B QUALITY(3)	URBAN / SUBURBAN
Washington, D.C.	22%	8,402	$1,986	40%/60%	40%/60%
SF Bay Area	12%	2,558	$3,401	65%/35%	70%/30%
New York City	11%	1,945	$4,328	40%/60%	100%/0%
Orange County	10%	3,367	$2,341	45%/55%	20%/80%
Boston	6%	1,548	$2,939	60%/40%	45%/55%

(1) Data as of June 30, 2017. Comparative top-5 markets for peer REITs are defined similarly to UDR's market definitions.
(2) Price point differential equals the percentage difference between 1st and 3rd quartile rent levels across each REIT's portfolio.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company and Peer REIT documents and AxioMetrics.

ACCRETIVE CAPITAL ALLOCATION

We create value for shareholders in a variety of ways through accretive capital allocation. Development has been our preferred use of accretive capital since emerging from the "Great Recession."

Recent UDR Developments



100 Pier 4 | Boston



Residences at Bella Terra | Orange County



399 Fremont | San Francisco

In late 2013 we created our Developer Capital Program, wherein we invest in alternative development structures (e.g. participating loans, preferred equity investments) with superior risk-adjusted returns.

Developer Capital Program



8th & Republican | Seattle



OLiVE DTLA | Los Angeles

Source: Company documents.

DEVELOPMENT PLATFORM

Development augments our low-risk operating growth and refreshes our portfolio. We target a pipeline between $900 M and $1.4 B, a size which can be fully funded through free cash flow and modest asset sales.

NON-STABILIZED DEVELOPMENT PIPELINE (AS OF 6/30/2017)(1)

Size: $967 M	% Funded: 69%	# of Homes: 2,360	% of Enterprise: 6%


West Coast
Texas
Northeast
San Francisco
• 1 completed asset, $50 M
• 1 land parcel
Los Angeles
• 1 underway asset, $63 M
• 1 completed asset, $54 M
Orange County
• 1 underway asset, $342 M
• 1 completed asset, $63 M
Dallas
• 1 underway asset, $30 M
• 2 land parcels, 2 entitled
Boston
• 1 underway asset, $367 M
• 1 land parcel, 1 entitled

Over the past five years, our developments have generated $550-$600 million of cumulative NAV and 1-2% of annual incremental AFFO per share on $1.3 billion of total investment. Future value creation also looks strong.

Estimated Stabilized NAV per Share Creation(1)


$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$0.05
$0.53
$0.78
$0.43
$0.34
$1.35
$3.47
2012
2013
2014
2015
2016
'17-'19E
Total

	2012	2013	2014	2015	2016	'17-'19E	Total
Completions	1	4	5	1	2	6	**19**
Total Cost ($M)	$41	$361	$476	$226	$217	$913	**$2,234**
Est. NAV Creation ($M)/%	$12/30%-35%	$139/35%-40%	$206/40%-45%	$120/50%-55%	$99/40%-45%	$400/40%-45%	**$977/40%-45%**

(1) Excludes preferred equity investments and participating loans. Size data is presented at UDR's pro-rata share.
Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

DEVELOPER CAPITAL PROGRAM

Access to apartment construction financing has tightened since mid-2015 while construction costs have increased. We have taken advantage of this dislocation by investing in alternative development structures that generate strong risk-adjusted returns.



Tightening Construction Financing
Net % of Domestic Banks Reporting Stronger Demand for Commercial RE Construction Loans
Net % of Domestic Banks Loosening Standards for Commercial RE Construction Loans
60%
40%
20%
0%
(20)%
(40)%
UDR invests in $559M West Coast Development JV.
Expands Developer Capital Program with CityLine II, Amberglen, The Portals, and 1532 Harrison investments.
Banks' willingness to provide construction lending went negative in 3Q 2015.
4Q 2013
2Q 2014
4Q 2014
2Q 2015
4Q 2015
2Q 2016
4Q 2016
2Q 2017

WEST COAST DEVELOPMENT JV

Entered:	2015 / 2017	**Location:**	Seattle, California & Portland
Homes:	1,720	**Size ($M):**	$606 ($294 at UDR interest)

** Currently invested in 6 differentiated development communities in major West Coast markets. Receive 6.5% preferred return on our investment and fixed price purchase options. Purchased CityLine I, at a 5.3% AFFO cap rate in 1Q 2017.

OTHER INVESTMENTS

Entered:	2013 / 2017	**Location:**	Denver, San Francisco, Washington, D.C.
Homes:	727	**Size ($M):**	$111

** Provided construction financing for well-located, high-end developments through various financing structures that offer 6.5% to 11% preferred returns and upside participation upon sale of 0% to 50% dependent on structure.


Steele Creek | Denver

Source: Company documents.

ACCRETIVE CAPITAL ALLOCATION

ACCRETIVE ACQUISITIONS

Home Properties Portfolio

Completed:	Oct. 2015	**Location:**	Washington, D.C.
Homes:	3,246	**Size ($M):**	$901

** Purchased 6 high-quality assets in a bottoming market with accretive OP units priced at a premium to NAV, resulting in FFO accretion and deleveraging.



1200 East West | Washington, D.C.

STRONG-RETURN REDEVELOPMENT

Eight 80 Newport Beach (formerly Coronados)

Completed:	2016	**Location:**	Newport Beach, CA
Homes:	1,447	**Size ($M):**	$24

** Redesigned exterior building structures and landscaping to make the community more drought tolerant. Also updated common area amenities.



Eight 80 Newport Beach | Newport Beach, CA

HARVESTING VALUE TO REINVEST ACCRETIVELY

UDR has generated favorable IRRs over time from our modestly sized capital recycling program which sells older communities and reinvests the proceeds into new development and our Developer Capital Program. Since 2013, the Company's $1.2 billion of wholly-owned, multifamily dispositions have posted a **robust weighted average IRR of 11.4%.**

Disposition IRRs Over Time


$500
$400
$300
$200
$100
$0
IRR: 11.2%
$129
IRR: 10.6%
$372
IRR: 11.2%
$409
IRR: 12.8%
$285
2013
2014
2015
2016
Dispositions ($M)

Source: Company documents.

BALANCE SHEET STRENGTH

Our balance sheet is safe, liquid and flexible. We are comfortable with our credit metrics and the efficient pricing they provide.

2Q 2017 UDR BALANCE SHEET STATS		
Debt-to-Gross Asset Value	**33.3%**	Safely investment grade
Net Debt-to-EBITDA	**5.3x**	Safely investment grade
Fixed Charge Coverage	**4.9x**	Safely investment grade
% of NOI Unencumbered	82.8%	
Avg. Debt Duration (Yrs)	5.1	Well laddered maturity schedule
% of Debt Maturing in Next 3 Yrs.	25.6%	Well laddered maturity schedule
S&P Unsecured Rating	BBB+	Translates into efficient pricing
Moody's Unsecured Rating	Baa1	Translates into efficient pricing

SOURCES AND USES

Our funding flexibility emanates from our access to a wide variety of capital sources, through which we fund our business and growth opportunities.

UDR'S CAPITAL SOURCES


Priced
Not Attractively
Attractively
Source in Size
Yes
No
Asset Dispositions
Unsecured Debt
Secured Debt
Common Equity
JV Capital
Line of Credit
Commercial Paper
Preferred Equity

UDR'S CAPITAL USES


Risk-Adjusted Return
Low
High
Investment Opportunity
Large
Small
Acquisitions
Development
Developer Capital Program
Joint Venture
Redevelopment
Land Acquisition
Revenue Enhancing Cap Ex

Source: Company documents.

COMPONENTS OF LT AFFO/SH GROWTH

When we consider UDR's long-term earnings growth potential, we target AFFO per share growth ~450 basis points above the national apartment rent index. This target is driven by our historical operating performance, diversified portfolio, capital structure and accretive external growth, but can be impacted positively or negatively by a variety of factors.

Primary factors that can drive growth outside of our LT targeted range:

- Better/worse SS growth
- More/less development/redevelopment coming on-line
- Below-the-line items
- Capital sourcing decisions and/or cost of financing


0.8%
0.2%
1.4%
2.0%
Nat. Avg. +700bps
Nat. Avg. +200bps
National Avg. Growth
LT UDR Outperformance vs. National Avg.
LT NOI Spread to Revenue
Leverage Effect
LT Dev./Redev Contribution
LT Targeted Range
Operations + Diversified Portfolio
Capital Structure
External Growth

The combination of these attributes should result in strong AFFO, NAV and dividend per share growth as well as above-average, relative total shareholder return over time.

Source: Company documents and forecasts.

WRAP-UP – HOW UDR CREATES VALUE

UDR is a FULL-CYCLE INVESTMENT

** Better Risk-Adjusted Growth **

Best-In-Class Operating Platform

- Generates above peer-median SS growth throughout the cycle
- Drives margin growth via revenue-boosting / expense-reducing operating initiatives

AND

Portfolio Diversification

- Less volatile SS growth. vs. peer-median throughout the cycle
- Reduces market concentration risk / appeals to a wide renter audience

+

UDR is a STRONG CAPITAL ALLOCATOR

** Multi-Platform Value Creation**

Accretive Re- / Development

- Moderately sized
- Strong profit margins / returns
- Refreshes portfolio

AND

Developer Capital Program

- Preferred Equity Investments
- Participating Loans
- Strong risk-adjusted return

AND

Other Accretive Capital Allocation / Recycling

- OP Unit Transactions
- Well-located redevelopment
- Robust disposition IRRs

+

UDR has a LOW-RISK BALANCE SHEET

** Safe and Liquid Balance Sheet Capable of Fully Funding Internal / External Needs Throughout the Cycle **

=

HIGH-QUALITY, PREDICTABLE AFFO, NAV and Dividend per Share Growth

AND

ABOVE-AVERAGE, Long-Term Total Shareholder Return

SEE PAGE 18 FOR MARKET-LEVEL COMMENTARY ON THE BELOW DATA

	% SS NOI	Effective YOY Blended Rate Growth		Annualized SS Turnover as of End of July	
Market	2Q17	SS QTD 3Q17[1]	SS QTD 3Q16[1]	YTD 2017	YTD 2016
Washington, D.C.	21.6%	2.3%	3.5%	46.0%	45.5%
San Francisco Bay Area	12.3%	2.5%	2.7%	53.4%	59.2%
New York	11.1%	1.2%	2.1%	38.4%	39.8%
Orange County	11.0%	2.5%	5.7%	56.0%	56.8%
Boston	6.3%	4.8%	5.9%	50.6%	47.5%
Seattle	5.7%	5.2%	9.0%	55.9%	53.1%
Los Angeles	4.4%	1.4%	0.6%	49.2%	57.1%
Orlando	4.1%	5.8%	7.4%	50.0%	52.2%
Tampa	3.8%	4.7%	6.5%	54.9%	55.9%
Nashville	3.7%	2.5%	6.3%	55.9%	53.9%
Monterey Peninsula	3.6%	9.7%	11.5%	47.5%	55.0%
Dallas	3.0%	2.4%	6.0%	54.8%	54.9%
Total / SS Wtd. Avg.	**100.0%**	**3.0%**	**4.5%**	**50.6%**	**51.6%**
Coastal[2]	80.5%	2.8%	4.1%		
Sunbelt[2]	19.5%	4.0%	5.9%		
A-Quality[3]	50.0%	2.3%	3.5%		
B-Quality[3]	50.0%	3.8%	5.5%		
Urban	50.0%	1.8%	2.4%		
Suburban	50.0%	3.9%	6.0%		

Note: Intra-quarter blended lease rate growth **does not equal** revenue growth and can lead to inaccurate conclusions regarding a market's performance if viewed in a vacuum. We **repriced 11%** of our SS homes in July.

(1) July 1, 2017 through July 31, 2017. Includes markets > 3% of SS NOI.
(2) Coastal Markets: Seattle, Portland, SF Bay Area, Monterey Peninsula, Los Angeles, Orange County, Other SoCal, Boston, New York, Metro Washington, D.C. and Baltimore. Sunbelt Markets: Dallas, Austin, Nashville, Richmond, Orlando, Tampa and Other FL.
(3) A-quality is defined as having average community rent > 120% of market average rent. B-Quality = > 80% and < 120%.
Source: Company documents.

OPERATING TRENDS UPDATE

The YOY change in our blended lease rate growth[1] is improving.

	1Q 2016	2Q 2016	3Q 2016	4Q 2016	1Q 2017	2Q 2017	QTD 3Q 2017[2]
YOY Blended Rate Growth	5.3%	5.3%	4.1%	2.4%	2.5%	**3.6%**	**3.0%**
YOY Change in Blended Rate Growth (bps)	30	(200)	(330)	(290)	(280)	**(170)**	**(150)**

YOY UDR SS Blended Lease Rate Growth



2016
2017
1Q
2Q
3Q
4Q

MAJOR MARKET LEASING COMMENTARY

- QTD blended lease rate growth of 3.0% in our **same-store portfolio** continues to exhibit normal seasonality.
- **Washington, D.C.** growth is running slightly below expectations in 2017 thus far.
- **San Francisco Bay Area** continues to stabilize and exhibit better-than expected rate growth in 2017.
- **New York** remains challenging due to elevated concessionary pricing for new supply.
- **Seattle** remains one of our strongest markets.
- **Orange County's** weaker employment growth has contributed to YTD rent growth a bit below initial expectations.
- **Sunbelt, B-Quality and Suburban** communities continue to outperform their **Coastal, A-Quality and Urban** counterparts, but the blended lease rate differentials are tighter on a YOY basis.

(1) Blended lease rate growth is representative of UDR's historical quarterly SS portfolios.
(2) July 1, 2017 through July 31, 2017.
Source: Company documents.

Below is a property clock that outlines where we believe growth is trending in our major-market, same-store portfolios at this point in the real estate cycle. **Note that markets can move clockwise and counter clockwise.**


Orange County
Tampa
Seattle
Boston
Orlando
Dallas, Los Angeles
Washington, D.C.
Peaking Market
Decelerating Market
Accelerating Market
Bottoming Market
New York, NY
Nashville
UDR
San Francisco Bay Area


UDR Same-Store Market-Level Revenue Growth Expectations(1)
Seattle
Portland
West Coast:
% of SS NOI: 40%
% of Total NOI: 43%
San Francisco
Monterey Peninsula
Los Angeles
O.C.
Other Southern CA
Dallas
Austin
Southwest:
% of SS NOI: 4%
% of Total NOI: 6%
Northeast
% of SS NOI: 17%
% of Total NOI: 19%
Boston
New York
Metro Washington, D.C.
Baltimore
Richmond
Mid-Atlantic
% of SS NOI: 26%
% of Total NOI: 22%
Nashville
Orlando
Tampa
Southeast:
% of SS NOI: 13%
% of Total NOI: 10%
> 4.0% Revenue Growth
3.25% to 4.0% Revenue Growth
< 3.25% Revenue Growth

(1) Revenue growth based on UDR's current 2017 market-level forecast.
Source: Company documents.

2017 GUIDANCE[1]


Barton Creek Landing | Austin, TX

EARNINGS PER SHARE GUIDANCE	3Q 2017E	FULL-YEAR 2017E
FFO per common share and unit	$0.46 to $0.47	$1.83 to $1.87
FFO as Adjusted per common share and unit	$0.46 to $0.47	$1.84 to $1.88
AFFO per common share and unit	$0.42 to $0.43	$1.69 to $1.73
Annualized Dividend per common share and unit		$1.24

SAME-STORE GUIDANCE		FULL-YEAR 2017E
Revenue growth		3.25% to 4.00%
Expense growth		2.50% to 3.50%
NOI growth		3.50% to 4.25%
Physical occupancy		96.7%

SOURCES OF FUNDS ($M)		FULL-YEAR 2017E
Sales proceeds, debt and equity issuances		$600 to $800
Construction loan proceeds		$50 to $75
AFFO in excess of dividends		$139 to $151

USES OF FUNDS ($M)		FULL-YEAR 2017E
Debt maturities		$(327)
Development, redevelopment and land acquisition		$(350) to $(425)
Developer Capital Program		$(50) to $(100)
Acquisitions		$(66) to $(200)
Revenue enhancing capex and K&Bs		$(40) to $(50)

(1) As of June 30, 2017.
Source: Company documents.

APPENDIX: APARTMENT DEMOGRAPHICS AND FUNDAMENTALS



Acoma | Denver, CO

RENTAL HOUSING DEMOGRAPHICS

Positive demographic trends in the largest (Millennials) and second largest (Baby Boomers) population age cohorts signal continued sustainable and elevated demand for rental housing.



U.S. Population by Age Cohort (M)
Non-Foreign Born
Foreign Born
The Pig in the Python: Younger age cohorts are sizeable and will continue to grow via immigration. Strong LT trend for renter growth.
24
22
20
18
16
14
12
10
Millennials: Primary renter cohort.
Baby Boomers: Increasingly renting and moving urban.
Years Old: 5-9
10-14
15-19
20-24
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64

In addition to robust population growth trends, propensity to rent has increased meaningfully across all age cohorts since the single-family housing downturn in the mid-2000s.



Propensity to Rent by Age Cohort
2Q17 TTM (lt. axis)
Increase Since Peak H.O. Rate (bps, rt. axis)
77.6%
68.8%
1,234
1,085
992
869
701
757
549
856
1,051
334
54.9%
44.3%
38.0%
32.4%
28.7%
26.4%
23.1%
41.4%
Millennials were hit hard.
80%
70%
60%
50%
40%
30%
20%
10%
1,400
1,200
1,000
800
600
400
200
0
Years Old: < 25
25-29
30-34
35-39
40-44
45-49
50-54
55-59
60-64
Weighted Avg.

Source: U.S. Census Bureau.

RENTAL HOUSING DEMOGRAPHICS

The combination of strong population growth in primary renter age cohorts, rising propensity to rent across all age cohorts and a variety of other factors has resulted in renter household formation outpacing owner formation since the mid-2000s.


Household Growth by Type (000s)
YOY Owner HH Formation
YOY Renter HH Formation
2,000
1,500
1,000
500
0
(500)
(1,000)
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E

Renter demographic demand drivers look resilient in the years ahead. Changes in lifestyle preferences are long-cycle and amplified when factors limiting homeownership, such as rising student debt balances, are added to the equation. Unbundling Millennial households should also help.



Peak home-buying age ↑ to 33 from 29 in the 1970s.



Avg. age of marriage ↑ to 28 from 26 in 2002.


JOB
JOB

Millennials are transient. Avg. job tenure is 3.2 years.


Total Student Debt Outstanding (rt. axis)
% of 18-34 Y.O. Living with Parents (lt. axis)
LT Avg. 18-34 Y.O. Living with Parents (lt. axis)
Returning to the LT average of 28% equates to 1.8 million additional households.
33%
32%
31%
30%
29%
28%
27%
26%
25%
$1.4
$1.2
$1.0
$0.8
$0.6
$0.4
$0.2
$0.0
27%
32%
LT Avg.: 28%
$0.4
$1.3
2005
2007
2009
2011
2013
2015

Source: U.S. Census Bureau, Green Street Advisors, New York Federal Reserve and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Demographic drivers have and will continue to provide a beneficial tailwind to apartments. But, employment growth typically drives near-term demand. The overall employment outlook remains solid.



Employment Growth
Total Employment Growth
Millennial Employment Growth
1.9%
3%
2%
1%
0%
(1)%
(2)%
(3)%
(4)%
(5)%
(6)%
• Total employment growth is expected to remain robust through at least 2018.
• Millennial job growth remains strong.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017E
2018E

The quality of jobs being created is as important to apartment demand as the absolute number of formations. Higher quality, higher paying job creation remains strong and has served as the backbone of the employment recovery following the Great Recession.



Job Creation by Quality (000s)(1)
High-Quality (lt. axis)
Low-Quality (lt. axis)
% of High-Quality Jobs in UDR Markets (rt. axis)
4,000
2,000
0
(2,000)
(4,000)
(6,000)
29.0%
28.5%
28.0%
27.5%
27.0%
26.5%
Lower quality jobs faired far worse during the Great Recession.
Higher quality jobs continue to drive demand for apartments.
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

(1) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government.

Source: U.S. Census Bureau, AxioMetrics, Moody's and Bureau of Labor Statistics.

NEAR-TERM RENTAL DRIVERS

Employment growth in UDR's same-store portfolio is expected to decelerate from 2.2% in 2016 to 1.6% in 2017. Market-level forecasts are more varied, but still point to generally solid employment growth moving forward.

UDR'S MARKET-LEVEL EMPLOYMENT OVERVIEW(1)

MARKET	% OF 2Q17 SS NOI	2017E JOB GROWTH	VS. 2016 JOB GROWTH	TTM VS. TTM-1YR JOB QUALITY(2)
Washington, D.C.	21.6%	1.7%	↔	↓
SF Bay Area	12.3%	1.1%	↓	↓
New York	11.1%	0.9%	↓	↔
Orange County	11.0%	1.1%	↔	↑
Boston	6.3%	1.6%	↔	↑
Seattle	5.7%	2.4%	↓	↔
Los Angeles	4.4%	1.2%	↓	↓
Orlando	4.1%	3.7%	↔	↔
Tampa	3.8%	2.1%	↓	↑
Nashville	3.7%	2.5%	↓	↓
Dallas	3.0%	3.0%	↓	↑
SS Total	**100.0%**	**1.6%**	↓	↓/↔

Job Growth Legend: ↑ = >50 bps Above 2016 ↔ = Within 50 bps of 2016 ↓ = <50 bps Below 2016

Job Quality Legend: ↑ = Better than TTM-1Yr. ↔ = In-Line with TTM-1Yr. ↓ = Worse than TTM-1Yr.

(1) As of July 31, 2017.
(2) High-quality = Information, Financial Activities, Professional/Business Services and Education and Health Services. Low-Quality = Mining and Logging, Construction, Manufacturing, Trade, Transportation and Utilities, Leisure and Hospitality, Other Services and Government. TTM = trailing twelve months.
Source: Bureau of Labor Statistics, AxioMetrics and Moody's.

NEAR TERM RENTAL DRIVERS

Working to counteract the strong employment environment is elevated new apartment supply. 2015 through 2018E deliveries have been, or are forecasted to be, near or above long-term trend. Deflating deliveries by household growth makes for more useful new supply comparisons over time.

U.S. Multifamily Real Completions (000s)


After severely underbuilding apartments from 2009-2014, 2016-2018E real supply growth looks elevated versus the LT avg. After 2018, supply growth is expected to moderate back below LT trend as construction lending tightens.
LT Real Avg.: 338
500
450
400
350
300
250
200
150
100
1997
2000
2003
2006
2009
2012
2015
2018E

UDR will be exposed to a small subset of expected 2017 national apartment deliveries.

2017E Nominal New Apartment Supply Overview

National: 395K homes

↓

UDR's Markets: 162K homes / 41% of National

↓

UDR's Submarkets: 46K / 12% of National

→


1-Mile: 16K / 4%
0.5-Miles:
8K / 2%

Forecast New Supply Within 0.5- and 1-Mile Radii of a UDR Same-Store Community

Source: U.S. Census Bureau and AxioMetrics.

NEAR-TERM RENTAL DRIVERS

Year-over-year forecast apartment supply growth in UDR's same-store submarkets varies widely by MSA. On a total same-store basis, the majority of competing supply should be delivered in the 2nd half of 2017.

2017 UDR SAME-STORE SUBMARKET APARTMENT DELIVERY EXPECTATIONS

	TOTAL DELIVERIES	1H17 VS. 1H16	2H17 VS. 2H16	% OF DELIVERIES IN 1H17
Total UDR SS Submarkets	45,749	↑	↑	44%

** **Color of market name** indicates whether 2017 UDR submarket supply is forecast to grow in excess of market supply on a YOY basis: **Green** = Lower Growth in UDR Submarkets, **Black** = Similar Growth, **Red** = Higher Growth

Seattle
2017E Submarket Deliveries: 3,100
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↓
% of Deliveries in 1H17: 45%

New York
2017E Submarket Deliveries: 5,029
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 47%

Boston
2017E Submarket Deliveries: 3,716
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 37%



San Francisco Bay Area
2017E Submarket Deliveries: 4,243
1H17 vs. 1H16: ↓
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 50%

Metro Washington, D.C.
2017E Submarket Deliveries: 6,580
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 40%

Los Angeles
2017E Submarket Deliveries: 883
1H17 vs. 1H16: ↓
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 8%

Orange County
2017E Submarket Deliveries: 2,655
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 29%

Dallas
2017E Submarket Deliveries: 5,009
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 62%

Florida and Nashville
2017E Submarket Deliveries: 9,550
1H17 vs. 1H16: ↑
2H17 vs. 2H16: ↑
% of Deliveries in 1H17: 48%

Legend: ↓ = YOY Decline > 5% ↔ = YOY Change within 5% ↑ = YOY Increase > 5%

Source: Company documents and AxioMetrics.

Forward Looking Statements

Certain statements made in this presentation may constitute “forward-looking statements.” Words such as “expects,” “intends,” “believes,” “anticipates,” “plans,” “likely,” “will,” “seeks,” “estimates” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels and rental rates, expectations concerning the joint ventures with third parties, expectations that technology will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. securities laws.

Definitions and reconciliations can be found in the attached appendix and on UDR’s investor relations website at http://ir.udr.com/ under the News and Presentations heading.

UDR®

Investor Relations Contact:
Chris Van Ens
cvanens@udr.com
720.348.7762

UDR

UDR Definitions and Reconciliations

August 2017



Ten20
Seattle, WA

DEFINITIONS AND RECONCILIATIONS

Acquired Communities: The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders: The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted. AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO. Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs. AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions. A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on page A-11 of this presentation.

Cost of Capital: The cost to a company, such as a REIT, of raising capital in the form of equity (common or preferred stock) or debt. The cost of equity capital generally is considered to include both the dividend yield as well as the expected equity growth either by higher dividends or appreciation in stock price. The cost of debt capital generally is the after-tax interest expense on the debt incurred.

Development Communities: The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Dividend Payout Ratio: Measures the percentage of a REIT's common dividend that is covered by recurring cash flow.

Dividend Yield: A valuation metric typically used to compare dividend return potential. Dividend yield is the expected annual dividend per share as a percentage of the current share price.

DownREIT: A DownREIT is structured much like an UPREIT, but the REIT also owns and operates properties other than its interest in a controlled partnership that owns and operates a separate group of properties.

EBITDA: Earnings before interest, taxes, depreciation and amortization. For real estate companies, this measure is sometimes referred to as net operating income (NOI). A reconciliation from net income attributable to UDR, Inc. to EBITDA is provided on page A-10 of this presentation.

Effective New Lease Rate Growth: The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on all new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Source: Company documents, NAREIT and Green Street Advisors.

Effective Renewal Lease Rate Growth: The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less all concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on all renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Equity Market Cap: The market value of all outstanding common stock and equivalents of a company based on the trading price of the common stock on a given day.

Equity REIT: A REIT which owns, or has an "equity interest" in, income-producing real estate (rather than making loans secured by real estate collateral).

Estimated Quarter of Completion: The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Fixed Charge Coverage Ratio – adjusted for non-recurring items: The Company defines Fixed Charge Coverage Ratio - adjusted for non-recurring items as Interest Coverage Ratio - adjusted for non-recurring items divided by total interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders: The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance. The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted. However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs. FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity. A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on page A-11 of this presentation.

Funds From Operations ("FFO") attributable to common stockholders and unitholders: The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate

Source: Company documents, NAREIT and Green Street Advisors.

depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures. This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002. In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on page A-11 of this presentation.

Held For Disposition Communities: The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Interest Coverage Ratio – adjusted for non-recurring items: The Company defines Interest Coverage Ratio - adjusted for non-recurring items as net income/(loss), excluding the impact of interest expense, real estate depreciation and amortization of wholly-owned and joint venture communities, other depreciation and amortization, income tax provision/(benefit), net and the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly-owned and joint venture communities divided by total interest, excluding the impact of costs associated with debt extinguishment.

Management considers Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Interest Coverage Ratio - adjusted for non-recurring items is provided on page A-10 of this presentation.

Internal Rate of Return (IRR): The discount rate that sets estimated discounted cash flows equal to the initial investment.

Joint Venture Reconciliation at UDR's Weighted Average Ownership Interest

In thousands	2Q 2017	YTD 2017
Income/(loss) from unconsolidated entities	$ (1,426)	$ 9,772
Management fee	1,144	2,279
Interest expense	9,654	18,637
Depreciation	14,497	28,264
General and administrative	148	277
West Coast Development JV Preferred Return	(1,436)	(2,943)
Developer Capital Program - Other	(1,568)	(3,101)
Other (income)/expense (includes 717 Olympic casualty (gain)/expense)	232	(584)
(Gain)/loss on sales	-	(12,158)
Total Joint Venture NOI at UDR's Ownership Interest	$ 21,245	$ 40,443

JV Return on Equity ("JV ROE"): The Company defines JV ROE as its share of property NOI plus property and asset management fee revenue less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers JV ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

DEFINITIONS AND RECONCILIATIONS

JV Return on Invested Capital ("JV ROIC"): The Company defines JV ROIC as its share of property NOI plus property and asset management fee revenue, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers JV ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Leverage Ratio or Debt-to-Asset Value: The amount of debt in relation to either equity capital or total capital.

Net Asset Value: Net Asset Value ("NAV") is defined as marked-to-market value of assets less marked-to-market value of liabilities and preferred equity, divided by total outstanding diluted shares and operating partnership units.

Management considers NAV a useful metric for investors as it provides context to portfolio value changes over time based on widely accepted market inputs.

Net Debt-to-EBITDA – adjusted for non-recurring items: The Company defines Net Debt-to-EBITDA - adjusted for non-recurring items as total debt net of cash and cash equivalents divided by EBITDA - adjusted for non-recurring items. EBITDA is defined as net income/(loss), excluding the impact of interest expense, real estate depreciation and amortization of wholly owned and joint venture communities, other depreciation and amortization and income tax provision/(benefit), net. EBITDA - adjusted for non-recurring items is defined as EBITDA excluding the impact of other non-recurring items including, but not limited to, net gain/(loss) on the sale of real estate owned and casualty-related expenses and recoveries of wholly owned and joint venture communities.

Management considers Net Debt-to-EBITDA - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company's ability to service its debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and EBITDA - adjusted for non-recurring items is provided on page A-10 of this presentation.

Net Operating Income ("NOI"): The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent less adjustments for concessions, vacancy loss and bad debt. Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community's continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations. A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	2Q 2017	1Q 2017	4Q 2016	3Q 2016	2Q 2016
Net income/(loss) attributable to UDR, Inc.	$ 10,157	$ 25,967	$ 237,617	$ 26,956	$ 17,946
Property management	6,728	6,635	6,603	6,607	6,494
Other operating expenses	2,369	1,691	2,369	1,636	1,892
Real estate depreciation and amortization	108,450	105,032	102,537	105,802	105,937
Interest expense	33,866	30,539	29,295	31,954	30,678
Casualty-related (recoveries)/charges, net	1,191	502	(1,102)	205	1,629
General and administrative	11,434	13,075	13,256	11,826	10,835
Tax (benefit)/provision, net	366	332	(3,063)	94	(402)
(Income)/loss from unconsolidated entities	1,426	(11,198)	(35,945)	(15,285)	(325)
Interest income and other (income)/expense, net	(515)	(427)	(481)	(478)	(540)
Joint venture management and other fees	(3,321)	(2,570)	(2,927)	(2,997)	(2,618)
Other depreciation and amortization	1,567	1,608	1,458	1,526	1,486
(Gain)/loss on sale of real estate owned, net of tax	-	(2,132)	(200,466)	-	(7,315)
Net income/(loss) attributable to noncontrolling interests	905	2,429	22,129	2,510	1,618
Total consolidated NOI	$ 174,623	$ 171,483	$ 171,280	$ 170,356	$ 167,315

Source: Company documents, NAREIT and Green Street Advisors.

Nominal Cap Rate: When the term “cap rate” is used by most market participants, they are referring to a “nominal cap rate”. Nominal cap rates represent the expected unleveraged first year yield a property buyer expects to realize on his/her investment. Like bond yields, nominal cap rates move inversely with property values – when values rise, cap rates fall, and vice versa.

Non-Mature Communities: The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other: The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy: The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

Prop 13: In California, an amendment enacted in 1978 that limits the tax rate on real estate. The proposition decreased property taxes by assessing property values at their 1975 value and restricted annual increases of assessed value to an inflation factor, not to exceed 2% per year. It also prohibited reassessment of a new base year except for: (a) a change in ownership, or (b) completion of new construction.

QTD Same-Store Communities: The Company defines QTD Same-Store Communities as those communities stabilized for five full consecutive quarters. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Real Estate Investment Trust Act of 1960: The federal law that authorized REITs. Its purpose was to allow small investors to pool their investments in real estate in order to get the same benefits as might be obtained by direct ownership, while also diversifying their risks and obtaining professional management.

Real Estate Investment Trust (“REIT”): A REIT is a company dedicated to owning and, in most cases, operating income-producing real estate, such as apartments, shopping centers, offices and warehouses. Some REITs also are engaged in financing real estate.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested: The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Return on Equity (“ROE”): The Company defines ROE as a referenced quarter's NOI less interest expense, annualized, divided by the average of beginning and ending equity capital for the quarter.

Management considers ROE a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on a leveraged basis.

Source: Company documents, NAREIT and Green Street Advisors.

Return on Invested Capital ("ROIC"): The Company defines ROIC as a referenced quarter's NOI, annualized, divided by the average of beginning and ending invested capital for the quarter.

Management considers ROIC a useful metric for investors as it provides a widely used measure of how well the Company is investing its capital on an unleveraged basis.

Revenue Enhancing Capital Expenditures ("CapEx"): The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities: The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization for Same-Store Classification: The Company generally defines stabilization as when a community's occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities: The Company defines Stabilized, Non-Mature Communities as those communities that are stabilized but not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments: The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis. Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on page A-5, is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management's expectations for the Company's overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Development as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company's future performance once stabilized.

Total Return: A stock's dividend income plus capital appreciation, before taxes and commissions.

Total Revenue per Occupied Home: The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

Source: Company documents, NAREIT and Green Street Advisors.

TRS: The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments. TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

UPREIT: In the typical umbrella partnership REIT (UPREIT), the partners of the existing partnerships and a REIT become partners in a new partnership termed the operating partnership. For their respective interests in the operating partnership (OP units), the partners contribute the properties from the existing partnership and the REIT contributes the cash proceeds from its public offering. The REIT typically is the general partner and the majority owner of the operating partnership.

After a period of time (often one year), the partners may enjoy the same liquidity of the REIT shareholders by tendering their OP units for either cash or REIT shares (at the option of the REIT or operating partnership). This redemption may result in the partners incurring the tax deferred at the UPREIT's formation.

YTD Same-Store Communities: The Company defines YTD Same-Store Communities as those communities stabilized for two full consecutive calendar years. These communities were owned and had stabilized occupancy and operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Source: Company documents, NAREIT and Green Street Advisors.

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team. The following reconciles from GAAP Net income/(loss) per share for full year 2017 and third quarter of 2017 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2017	
	Low	High
Forecasted net income per diluted share	$ 0.31	$ 0.36
Conversion from GAAP share count	(0.18)	(0.19)
Depreciation	1.70	1.70
Noncontrolling interests	(0.01)	(0.01)
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	**$ 1.83**	**$ 1.87**
Disposition-related FFO	(0.01)	(0.01)
Acquisition-related and other costs	-	-
Cost associated with debt extinguishment	0.02	0.02
Casualty-related (recoveries)/charges	-	-
Forecasted FFO as Adjusted per diluted share and unit	**$ 1.84**	**$ 1.88**
Recurring capital expenditures	(0.15)	(0.15)
Forecasted AFFO per diluted share and unit	**$ 1.69**	**$ 1.73**

	3Q 2017	
	Low	High
Forecasted net income per diluted share	$ 0.08	$ 0.09
Conversion from GAAP share count	(0.05)	(0.05)
Depreciation	0.43	0.43
Noncontrolling interests	-	-
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	**$ 0.46**	**$ 0.47**
Disposition-related FFO	-	-
Acquisition-related and other costs	-	-
Cost associated with debt extinguishment	-	-
Casualty-related (recoveries)/charges	-	-
Forecasted FFO as Adjusted per diluted share and unit	**$ 0.46**	**$ 0.47**
Recurring capital expenditures	(0.04)	(0.04)
Forecasted AFFO per diluted share and unit	**$ 0.42**	**$ 0.43**

Certain statements in this brochure and the documents incorporated by reference herein contain forward-looking statements within the meaning of the United States securities laws. Words such as “expects,” “anticipates,” “intends,” “plans,” “likely,” “will,” “believes,” “seeks,” “estimates,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from the results of operations or plans expressed or implied by such forward-looking statements. A discussion of these and other factors affecting our business and prospects is set forth under the caption “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission.

Source: Company documents, NAREIT and Green Street Advisors.

Coverage Ratios	Quarter Ended June 30, 2017
Net income/(loss)	$ 11,062
Adjustments:	
Interest expense	33,866
Real estate depreciation and amortization	108,450
Real estate depreciation and amortization on unconsolidated joint ventures	14,497
Other depreciation and amortization	1,567
Income tax provision/(benefit), net	366
EBITDA	$ 169,808
Casualty-related (recoveries)/charges, net	1,191
EBITDA - adjusted for non-recurring items	$ 170,999
Annualized EBITDA - adjusted for non-recurring items	$ 683,996
Interest expense	$ 33,866
Capitalized interest expense	4,646
Total interest	$ 38,512
Costs associated with debt extinguishment	(4,318)
Total interest – adjusted for non-recurring items	$ 34,194
Preferred dividends	$ 929
Total debt	$ 3,634,648
Cash	1,411
Net debt	$ 3,633,237
Interest Coverage Ratio - adjusted for non-recurring items	**5.0x**
Fixed Charge Coverage Ratio - adjusted for non-recurring items	**4.9x**
Net Debt-to-EBITDA - adjusted for non-recurring items	**5.3x**

Source: Company documents, NAREIT and Green Street Advisors.

In thousands, except per share and unit amounts	Three Months Ended June 30, 2017	Three Months Ended June 30, 2016	Six Months Ended June 30, 2017	Six Months Ended June 30, 2016
Net income/(loss) attributable to common stockholders	$ 9,228	$ 17,017	$ 34,266	$ 26,481
Real estate depreciation and amortization	108,450	105,937	213,482	211,276
Noncontrolling interests	905	1,618	3,334	2,829
Real estate depreciation and amortization on unconsolidated joint ventures	14,497	12,299	28,264	22,649
Net gain on the sale of unconsolidated depreciable property	-	-	(12,158)	-
Net gain on the sale of depreciable real estate owned	-	(7,315)	(552)	(8,700)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$ 133,080	$ 129,556	$ 266,636	$ 254,535
Distributions to preferred stockholders - Series E (Convertible) [(1)]	929	929	1,858	1,858
FFO attributable to common stockholders and unitholders, diluted	$ 134,009	$ 130,485	$ 268,494	$ 256,393
FFO per common share and unit, basic	$ 0.46	$ 0.44	$ 0.91	$ 0.88
FFO per common share and unit, diluted	$ 0.45	$ 0.44	$ 0.90	$ 0.87
Weighted average number of common shares and OP/DownREIT Units outstanding - basic	291,836	291,458	291,794	289,553
Weighted average number of common shares, OP/DownREIT Units, and common stock equivalents outstanding - diluted	296,751	296,392	296,683	294,446
Impact of adjustments to FFO:				
Cost/(benefit) associated with debt extinguishment and other	$ 4,318	$ -	$ 5,834	$ -
Long-term incentive plan transition costs	-	28	-	351
Net gain on the sale of non-depreciable real estate owned [(2)]	-	-	(1,580)	(1,685)
Casualty-related (recoveries)/charges, net	1,191	1,629	1,693	1,629
Casualty-related (recoveries)/charges on unconsolidated joint ventures, net	-	-	(881)	1,126
	$ 5,509	$ 1,657	$ 5,066	$ 1,421
FFO as Adjusted attributable to common stockholders and unitholders, diluted	$ 139,518	$ 132,142	$ 273,560	$ 257,814
FFO as Adjusted per common share and unit, diluted	$ 0.47	$ 0.45	$ 0.92	$ 0.88
Recurring capital expenditures	(10,682)	(11,052)	(17,473)	(18,013)
AFFO attributable to common stockholders and unitholders, diluted	$ 128,836	$ 121,090	$ 256,087	$ 239,801
AFFO per common share and unit, diluted	$ 0.43	$ 0.41	$ 0.86	$ 0.81

See pages A-1 through A-11 for definitions and other terms.

(1) Series E preferred shares are dilutive for purposes of calculating FFO per share. Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(2) The GAAP gain for the six months ended June 30, 2017 and 2016 is $2.1 million and $10.4 million, respectively, of which $1.6 million and $1.7 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Source: Company documents, NAREIT and Green Street Advisors.

UDR®